Exhibit 99.1

Atomera Provides Fourth Quarter and Fiscal 2023 Results

Revenue in the Fourth Quarter Resulting from MST Installation at Licensee

LOS GATOS, Calif. -- Feb. 13, 2024 -- Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2023.

Recent Company Highlights

•	Achieved revenue from commercial licensee for two milestones

•	Second customer completed installation of MST technology

•	Executed an MSTcad license with a large semiconductor manufacturer

Management Commentary

“There is clear evidence the company is executing on its strategy to commercialize MST. With our technology now installed at two customer fabs, we’re focusing on moving additional customers along the engagement pipeline toward the royalty phase,” said Scott Bibaud, President and CEO. “The semiconductor industry is currently in an ideal state to adopt new technology and the performance improvements enabled by MST are compelling to fabs and foundries seeking to gain cost-effective advantages in highly competitive markets.”

Financial Results

Revenue for the fourth quarter of 2023 was $550,000. The Company incurred a net loss of ($4.6) million, or ($0.18) per basic and diluted share in the fourth quarter of 2023, compared to a net loss of ($4.3) million, or ($0.18) per basic and diluted share, for the fourth quarter of 2022. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2023 was a loss of ($3.8) million compared to an adjusted EBITDA loss of ($3.5) million in the fourth quarter of 2022.

For fiscal year 2023, revenue was $550,000, compared with $382,000 in fiscal 2022. Net loss was ($19.8) million, or ($0.80) per basic and diluted share for fiscal 2023, compared to ($17.4) million, or ($0.75) per basic and diluted share in fiscal 2022. Adjusted EBITDA for fiscal 2023 was a loss of ($16.6) million compared to an adjusted EBITDA loss of ($14.1) million in fiscal 2022.

The Company had $19.5 million in cash, cash equivalents and short-term investments as of December 31, 2023, compared to $21.2 million as of December 31, 2022.

The total number of shares outstanding was 26.1 million as of December 31, 2023.

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Fourth Quarter and Fiscal Year 2023 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Feb. 13, 2024

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward--looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that licensees or JDA customers do not advance to royalty-based manufacturing and distribution licenses; (3) our ability to add other licensees and/or JDA customers; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2023 and in our Quarterly Report on Form 10-Q filed with the SEC on November 1, 2023. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2023	2022
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,591	$21,184
Short-term investments	6,940	–
Unbilled contracts receivable	550	–
Interest receivable	79	–
Prepaid expenses and other current assets	244	418
Total current assets	20,404	21,602

Property and equipment, net	100	158
Long-term prepaid maintenance and supplies	91	91
Security deposit	14	14
Operating lease right-of-use asset	517	700
Financing lease right-of-use-asset	2,903	4,164

Total assets	$24,029	$26,729

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$618	$397
Accrued expenses	222	173
Accrued payroll related expenses	1,382	967
Current operating lease liability	264	245
Current financing lease liability	1,328	1,126
Total current liabilities	3,814	2,908

Long-term operating lease liability	295	521
Long-term financing lease liability	1,750	2,986

Total liabilities	5,859	6,415

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2023 and December 31, 2022	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 26,107 and 23,973 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively;	26	24
Additional paid-in capital	221,229	203,585
Accumulated deficit	(203,085)	(183,295)
Total stockholders’ equity	18,170	20,314
Total liabilities and stockholders’ equity	$24,029	$26,729

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Atomera Incorporated

Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$550	$–	$5	$550	$382
Cost of revenue	(28)	–	–	(28)	(81)
Gross margin	522	–	5	522	301

Operating expenses
Research and development	2,992	3,305	2,523	12,525	10,038
General and administrative	1,875	1,683	1,559	7,075	6,441
Selling and marketing	452	365	329	1,599	1,348
Total operating expenses	5,319	5,353	4,411	21,199	17,827

Loss from operations	(4,797)	(5,353)	(4,406)	(20,677)	(17,526)

Other income (expense)
Interest income	195	177	189	723	340
Accretion income	62	112	–	283	–
Other income (expense), net	3	72	–	75	–
Interest expense	(43)	(47)	(55)	(194)	(255)
Total other income (expense), net	217	314	134	887	85

Net loss	$(4,580)	$(5,039)	$(4,272)	$(19,790)	$(17,441)

Net loss per common share, basic and diluted	$(0.18)	$(0.20)	$(0.18)	$(0.80)	$(0.75)

Weighted average number of common shares outstanding, basic and diluted	25,404	25,255	23,538	24,755	23,157

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2022	2023	2022
Net loss (GAAP)	$(4,580)	$(5,039)	$(4,272)	$(19,790)	$(17,441)
Depreciation and amortization	17	20	19	77	77
Stock-based compensation	1,015	1,041	893	4,013	3,367
Interest income	(195)	(177)	(189)	(723)	(340)
Accretion income	(62)	(112)	–	(283)	–
Other income, net	(3)	(72)	–	(75)	–
Interest expense	43	47	55	194	255
Net loss non-GAAP EBITDA	$(3,765)	$(4,292)	$(3,494)	$(16,587)	$(14,082)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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